Phoenix Multi-Portfolio Fund
                         Phoenix International Portfolio
        Supplement dated May 28, 1998 to Prospectus dated March 27, 1998


     On May 27, 1998, the Board of Trustees of Phoenix Multi-Portfolio Fund approved a change of the portfolio management of the International Portfolio and has recommended to shareholders that Aberdeen Fund Managers, Inc. be retained as subadvisor. This recommendation will be submitted to shareholders of the International Portfolio in a proxy statement in the coming months.

The Portfolio Managers

The following replaces the paragraph under the heading "International Portfolio" located on page 32 of the Prospectus.

     The investment and trading decisions for the International Portfolio are made by a team of the Adviser's equity investment professionals. The Adviser has retained Aberdeen Fund Managers, Inc. for advice and assistance in making investment and trading decisions. Aberdeen Fund Managers, Inc. does not have discretionary authority to manage the International Portfolio.


     Investors should retain this supplement with their prospectus for future reference.